UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006 (October 31, 2006)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2006, Greif, Inc. (the “Company”) and certain of its international subsidiaries, as borrowers, entered into an amendment to their Credit Agreement with a syndicate of financial institutions, as lenders, Deutsche Bank AG, New York Branch, as administrative agent, Deutsche Bank Securities Inc., as joint lead arranger and sole book-runner, KeyBank National Association, as joint lead arranger and syndication agent and National City Bank, Bank of America, N.A. and ING Capital LLC, as co-documentation agents. The amendment increased the revolving multicurrency credit facility available to the borrowers from $350 million to $450 million. All of the other material terms and covenants of the Credit Agreement remained the same.

Additional information concerning the Credit Agreement is set forth in Part I, Item 2 (Management’s Discussion and Analysis of Financial Condition and Results of Operations), of the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended July 31, 2006, under the caption “Liquidity and Capital Resources – Borrowing Arrangements – Credit Agreement,” which information is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.03(a) Creation of a Direct Financial Obligation

Information concerning a material amendment to the Company’s Credit Agreement is set forth in Item 1.01 of this Form 8-K, which information is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b)

On October 31, 2006, William B. Sparks, Jr. retired as President of the Company. Mr. Sparks’ pending retirement was previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2006.

Items 5.02(c)

Effective November 1, 2006, Michael J. Gasser succeeded to the position of President of the Company, in addition to being the Chairman and Chief Executive Officer of the Company.

Information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K with respect to Mr. Gasser’s business experience and other matters is set forth under the caption “Executive Officers of the Company” included in Part I of the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2005, and “Biographies of Director Nominees” included in “Proposal No. 1 – Election of Directors” of the Company’s definitive Proxy Statement for its 2006 annual meeting of stockholders (filed with the Securities and Exchange Commission on January 20, 2006), which information is incorporated herein by reference.

The material terms of Mr. Gasser’s employment agreement with the Company remain unchanged and are set forth under the caption “Executive Compensation – Employment Agreements” included in the Company’s definitive Proxy Statement for its 2006 annual meeting of stockholders (filed with the Securities and Exchange Commission on January 20, 2006), which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: November 2, 2006	By	/s/ Donald S. Huml
Donald S. Huml, Chief Financial Officer